EXHIBIT 10.3
AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT (U.S.) AND AMENDED
AND RESTATED PERFORMANCE UNDERTAKING
     THIS AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT (U.S.) AND AMENDED AND RESTATED PERFORMANCE UNDERTAKING (this “Amendment”), effective as of December 15, 2006, is entered into by and among WOLVERINE TUBE, INC., a Delaware corporation (“Parent”), TUBE FORMING, LP, a Delaware limited partnership and SMALL TUBE MANUFACTURING LLC, a Delaware limited liability company (each of the foregoing including Parent, an “Existing Originator” and collectively, the “Existing Originators”), WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company (the “New Originator” and, together with the Existing Originators, the “Originators”), and DEJ 98 FINANCE, LLC, a Delaware limited liability company (“Buyer”).
PRELIMINARY STATEMENT
     The Existing Originators and the Buyer are parties to that certain Receivables Sale Agreement dated as of April 28, 2005, as heretofore amended (the “Existing Agreement”). The Parent has guaranteed the performance by the Existing Originators of their obligations under the Existing Agreement pursuant to that certain Amended and Restated Performance Undertaking dated as of April 4, 2006 executed by Parent in favor of Buyer (the “Existing Performance Undertaking”).
     The New Originator wishes to become a party to the Existing Agreement and to begin selling Receivables thereunder.
     The Buyer and its assigns are unwilling to allow the New Originator to become an Originator until the Existing Performance Undertaking is amended to cover the New Originator’s obligations.
     Accordingly, the parties wish to amend the Existing Agreement and the Existing Performance Undertaking as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto (or incorporated by reference) in the Existing Agreement.
     2. Amendments.
     2.1. The New Originator is hereby added to the Originators under the Existing Agreement. The New Originator hereby absolutely and unconditionally agrees to become a party to the Sale Agreement as an Originator thereunder and to be bound by the provisions thereof, including, without limitation, the provisions of Section 7.5 thereof.
     2.2. Exhibits II and III to the Existing Agreement are hereby amended and restated in their entirety to read as set forth in Exhibits II and III, respectively, hereto.

     2.3. The Existing Performance Undertaking is hereby amended to add the New Originator to the definition of “U.S. Subsidiary Originators” therein.
     3. Representations. Each of the Originators represents and warrants to the Buyer and its assigns that it has duly authorized, executed and delivered this Amendment and that the Existing Agreement, as amended hereby, constitutes, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability). Parent represents and warrants to the Buyer and its assigns that the Existing Performance Undertaking, as amended hereby, constitutes, a legal, valid and binding obligation of Parent, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
     4. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (i) receipt by the Agent of each of the documents listed on Exhibit I hereto duly executed by the relevant parties thereto and (ii) receipt by the Agent and the Co-Agent of the Amendment Fee (as defined in that certain amendment fee letter dated as of the date hereof duly executed by the Buyer, the Co-Agent and the Agent) in immediately available funds.
     5. Miscellaneous.
     5.1. Except as expressly amended hereby, each of the Existing Agreement and the Existing Performance Undertaking shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Existing Agreement, the Existing Performance Undertaking and each of the other Transaction Documents to which it is a party.
     5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
     5.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.
[Remainder of Page Intentionally Left Blank]
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

WOLVERINE TUBE, INC.
By:	/s/ James E. Deason
	Name:	James E. Deason
	Title:	Senior Vice President, Chief Financial Officer and Secretary

TUBE FORMING, LP
By:	/s/ James E. Deason
	Name:	James E. Deason
	Title:	Vice President and Secretary

SMALL TUBE MANUFACTURING LLC
By:	/s/ James E. Deason
	Name:	James E. Deason
	Title:	Vice President and Secretary

WOLVERINE JOINING TECHNOLOGIES, LLC
By:	/s/ James E. Deason
	Name:	James E. Deason
	Title:	Vice President and Secretary

DEJ 98 FINANCE, LLC
By:	/s/ James E. Deason
	Name:	James E. Deason
	Title:	Member, Board of Managers

By their signatures below, each of the undersigned hereby consents to the foregoing amendment:
THE CIT GROUP/BUSINESS CREDIT, INC.,
as Co-Agent

By:	/s/ C. Mark Smith
	Name:	C. Mark Smith
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Elizabeth R. Wagner
	Name:	Elizabeth R. Wagner
	Title:	Managing Director

Exhibit I
Closing Documents
     1. Amendment No. 2 to Receivables Sale Agreement (U.S.) and Amended and Restated Performance Undertaking, dated as of December 15, 2006 (this “Amendment”) by and among WOLVERINE TUBE, INC., a Delaware corporation, TUBE FORMING, LP, a Delaware limited partnership and SMALL TUBE MANUFACTURING LLC, a Delaware limited liability company, WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company (the “New Originator”), and DEJ 98 FINANCE, LLC, a Delaware limited liability company (“Buyer”) and consented to by The CIT Group/Business Credit, Inc., a New York corporation, as co-agent (the “Co-Agent”), and Wachovia Bank, National Association, a national banking association, as agent (the “Agent”).
     2. Copy of the Credit and Collection Policy of the New Originator.
     3. A certificate of the New Originator’s [Assistant] Secretary certifying:
     (a) A copy of the Resolutions of the Board of Managers of such Originator, authorizing Originator’s execution, delivery and performance of the Receivables Sale Agreement as amended by this Amendment and the other documents to be delivered by it thereunder;
     (b) A copy of the Organizational Documents of the New Originator (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of the New Originator on or within thirty (30) days prior to closing);
     (c) Good Standing Certificates for the New Originator issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations; and
     (d) The names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it thereunder.
     4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against the New Originator from the State of Delaware.
     5. A proper UCC-1 financing statement in form suitable for filing in the State of Delaware naming the New Originator as debtor/seller, the Agent, as total assignee of secured party (and the Buyer, as original secured party/assignor) to perfect the ownership interests in Receivables and Related Security to be conveyed by the New Originator under the Receivables Sale Agreement.
     6. (a) Proper UCC termination statements necessary to release all security interests and other rights of any Person (including, without limitation, Fleet/Bank of America) in the Receivables, Contracts or Related Security previously granted by the New Originator and (b)

a payoff letter from Fleet/Bank of America authorizing the Administrative Agent to file the same.
     7. (a) Amended and Restated Blocked Account Agreement dated as of December 15, 2006 by and among Mellon Bank, N.A., Buyer, Wolverine Finance, LLC, and Wachovia Bank, National Association, as collateral agent, and (b) release from existing ABL blocked account agreement of lockbox no. 360750.
     8. A favorable opinion of legal counsel for the New Originator licensed to give opinions under New York law reasonably acceptable to Buyer (and the Agent, as Buyer’s assignee) as to the matters covered by the “corporate” and UCC opinions delivered on behalf of the Existing Originators.
     9. A “true sale” opinion and “substantive consolidation” opinion of counsel for the New Originator with respect to the transactions contemplated by the Receivables Sale Agreement.
     10. Executed copies of (i) all consents from and authorizations by any Persons (including, without limitation, Wachovia Bank, National Association, as asset-based lender) and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the New Originator’s execution and delivery of this Amendment and performance of its obligations under the Receivables Sale Agreement.
     11. Executed Subordinated Note dated as of December 15, 2006 by Buyer in favor of the New Originator.
     12. Amendment Fee Letter dated as of December 15, 2006 duly executed by the Buyer, the Co-Agent and the Agent.
     13. If applicable, a direction letter executed by the New Originator authorizing Buyer (and the Agent, as its assignee) and directing warehousemen to allow Buyer (and the Agent, as its assignee) to inspect and make copies from the New Originator’s books and records maintained at off-site data processing or storage facilities.
     14. Amendment No. 1 to Amended and Restated Intercreditor Agreement dated as of December 15, 2006 by and among the Agent, Wachovia Bank, National Association as Bank Agent, the Originators, the Buyer and the Servicer.
     15. Amendment No. 2 to Amended and Restated Receivables Purchase Agreement dated of December 15, 2006 by and among the Buyer, the Servicer, the Performance Guarantor, Variable Funding Capital Company LLC, the Co-Agent and the Agent.

Exhibit II
Places of Business; Locations of Records;
Federal Employer Identification Number(s); Other Names
PLACES OF BUSINESS; LOCATIONS OF RECORDS; FEDERAL
EMPLOYER IDENTIFICATION NUMBER(S); OTHER NAMES

Legal Name
(State of	Places of	Chief Executive	Location of	Fed ID	Trade and
Organization)	Business	Office	Records	Number(s)	Assumed Names
Wolverine Tube, Inc.	Alabama, Tennessee,	200 Clinton Ave.,	200 Clinton Ave.,	63-0970812	WTI; Wolverine
(Delaware Corp.)	Mississippi,	Suite 1000	Suite 1000
	Delaware,	Huntsville, AL 35801	Huntsville, AL 35801
North Carolina,
Oklahoma, Texas

Tube Forming, L.P.	Texas,	2101 West	200 Clinton Ave.,	75-2683323	TFI; Tube Forming
(Delaware Limited	Delaware	Beltline Road	Suite 1000
Partnership)		Carrollton, TX 75006	Huntsville, AL 35801

Small Tube	Pennsylvania,	Spring Meadows	200 Clinton Ave.,	41-1551606	STP
Manufacturing LLC	Delaware,	P.O. Box 1674	Suite 1000
(Delaware LLC)	Mississippi	Altoona, PA 16603	Huntsville, AL 35801

Wolverine Joining	California,	235 Kilvert Street	200 Clinton Ave.,	42-1551600	WJT
Technologies, LLC	Delaware,	Warwick, RI 02886	Suite 1000
(Delaware LLC)	New Jersey,		Huntsville, AL 35801
Rhode Island,
Texas

Wolverine Finance	Tennessee	30500 Railroad	200 Clinton Ave.,	27-0030955	Wolverine Finance
LLC		Street, West	Suite 1000
(Tennessee LLC)		P.O. Box 1149	Huntsville, AL 35801
Ardmore, TN 38449

Exhibit III
Lock-boxes; Collection Accounts; Collection Banks

Lock-Box	Related Collection Account
Name of Current Account Holder:
Wolverine Finance Co.	Wolverine Finance Co.
P.O. Box 360265	Mellon Bank, a banking association
Pittsburgh, PA 15251	Account Number:
ABA Number:
Contact Person: Anna Segreti
Contact’s Tel: (412) 234-6964
Contact’s Fax: (412) 234-6919

Wolverine Finance Co.	Name of Current Account Holder:
P.O. Box 360877	Wolverine Finance Co.
Pittsburgh, PA 15251	Mellon Bank, a banking association
Account Number:
ABA Number:
Contact Person: Anna Segreti
Contact’s Tel: (412) 234-6964
Contact’s Fax: (412) 234-6919

Wolverine Finance Co.	Name of Current Account Holder:
P.O. Box 371148	Wolverine Finance Co.
Pittsburgh, PA 15251	Mellon Bank, a banking association
Account Number:
ABA Number:
Contact Person: Anna Segreti
Contact’s Tel: (412) 234-6964
Contact’s Fax: (412) 234-6919

Wolverine Finance Co.	Name of Current Account Holder:
P.O. Box 360750	Wolverine Finance Co.
Pittsburgh, PA 15251	Mellon Bank, a banking association
Account Number:
ABA Number:
Contact Person: Anna Segreti
Contact’s Tel: (412) 234-6964
Contact’s Fax: (412) 234-6919